UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, FOR Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EverQuote, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 9, 2022

EVERQUOTE, INC.

210 BROADWAY

CAMBRIDGE, MA 02139

D79614-P72703

Your Vote Counts!

EVERQUOTE, INC.

2022 Annual Meeting

June 9, 2022 10:00 AM ET

Virtual Meeting Site: www.virtualshareholdermeeting.com/EVER2022

You invested in EVERQUOTE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

  * Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends

1.	Election of Directors
Nominees:

	01) Darryl Auguste 02) David Blundin 03) Sanju Bansal	04) Paul Deninger 05) John Lunny 06) Jayme Mendal	07) George Neble 08) John Shields 09) Mira Wilczek	For

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.			For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D79615-P72703